                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]          Preliminary Proxy Statement
[ ]          Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
[ ]          Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]          Soliciting Material Pursuant to Section 240.14a-12

                         APPLEBEE'S INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)    Title of each class of securities to which transaction
         applies:

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         (2)    Aggregate number of securities to which transaction applies:

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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
                determined):

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         (4)    Proposed maximum aggregate value of transaction:

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         (5)    Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

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         (2)    Form, Schedule or Registration Statement No.:

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         (3)    Filing Party:

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         (4)    Date Filed:

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                         APPLEBEE'S INTERNATIONAL, INC.
                              4551 W. 107th Street
                             Overland Park, KS 66207

                                                                 October 5, 2007

Dear Stockholder:

We have  previously  sent to you proxy  material for the special  meeting of the stockholders of Applebee's International,  Inc., to be held on October 30, 2007.
Your board of  directors  recommends  that  stockholders  vote FOR the  proposed merger with IHOP Corp.

Since approval of the merger requires the affirmative  vote of a majority of the outstanding shares, your vote is important, no matter how many or how few shares you may own.  Please vote TODAY by telephone,  via the Internet,  or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Rebecca R. Tilden
Secretary

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-                                  REMEMBER:                                   -
-          You can vote your shares by telephone, or via the Internet.         -
-          Please follow the easy instructions on the enclosed card.           -
-                                                                              -
-            If you have any questions, or need assistance in voting           -
-                your shares, please call our proxy solicitor,                 -
-                                                                              -
-                          INNISFREE M&A INCORPORATED                          -
-                        TOLL-FREE, at (877) 687-1866.                         -
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Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's
International will be filing documents with the Securities and Exchange
Commission (the "SEC"), and Applebee's has filed a related definitive proxy statement. Investors and security holders are urged to read the definitive proxy statement because it contains important information about the proposed transaction. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP
Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting
Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of
Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's website at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.